                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K dated January 28, 1998, included or incorporated by reference of our reports, into the Company's previously filed Registration Statements File Nos. 33-35023, 33-38616, 333-00187 and 333-42729.




                                            ARTHUR ANDERSEN LLP



Las Vegas, Nevada
March 26, 1998